AMENDMENT NO. 5 TO
CREDIT AGREEMENT

     AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of May 1, 2012 (this “Agreement”), among PILGRIM’S PRIDE CORPORATION, a Delaware corporation (the “Company”), TO-RICOS, LTD., a Bermuda company, TO-RICOS DISTRIBUTION, LTD., a Bermuda company (collectively, the “Borrowers”), the various Subsidiaries (such capitalized term and all other capitalized terms not defined herein shall have the meanings provided for in Article I) of the Company parties hereto, the various financial institutions parties hereto (collectively, the “Lenders”), and COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of December 28, 2009, as amended (the “Existing Credit Agreement”), and the other Loan Documents;

     WHEREAS, the Borrowers have requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and

     WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

     SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

     “Administrative Agent” is defined in the preamble.

     “Agreement” is defined in the preamble.

     “Amended Credit Agreement” means the Existing Credit Agreement as amended by this Agreement as of the Effective Date.

     “Borrowers” is defined in the preamble.

     “Company” is defined in the preamble.

     “Effective Date” is defined in Section 5.1.

     “Existing Credit Agreement” is defined in the first recital.

     “Lenders” is defined in the preamble.

     SECTION 1.2. Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

ARTICLE II
AMENDMENTS

     Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is amended as follows:

     SECTION 2.1. Amendments to Section 1.01. (1) The following new defined terms are added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement:

          (i) “Amendment No. 5 Effective Date” means the “Effective Date” as defined in Amendment No. 4 to Credit Agreement.

          (ii) “Amendment No. 5 to Credit Agreement” means Amendment No. 5 to Credit Agreement, dated as of May 1, 2012, among the parties thereto.

     SECTION 2.2. Amendments to Section 2.13(a) Section 2.13(a) of the Existing Credit Agreement is amended as follows:

     “(a) The Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a per annum rate of .50% on the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Lenders’ Revolving Commitments terminate (it being agreed that, with respect to any Lender that is also the Swingline Lender, the Aggregate Revolving Exposure of such Lender (but not any other Lender) shall include the aggregate principal amount of Swingline Loans). Commitment fees accrued through and including the last day of each calendar quarter shall be payable on the 15th day of each April, July, October and January of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed.”

ARTICLE III
REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders to make the amendments provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Loan Parties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (ii) no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to the Administrative Agent and the Lenders in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all the Collateral thereto in favor of the Administrative Agent (for the benefit of the Lender Parties) continues unimpaired and in full force and effect, and (y) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations.

ARTICLE IV
ACKNOWLEDGMENT OF SUBSIDIARIES

     By executing this Agreement, each Subsidiary of the Company that is a party hereto hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Credit Agreement shall refer to the Existing Credit Agreement after giving effect to this Agreement. Without limiting the foregoing, each such Subsidiary waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Subsidiary’s Obligations.

ARTICLE V
CONDITIONS TO EFFECTIVENESS; EXPIRATION

     SECTION 5.1. Effective Date. This Agreement shall become effective as of May 1, 2012 (the “Effective Date”) when the conditions set forth in this Section have been satisfied.

     SECTION 5.1.1 Execution of Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, each of the Subsidiaries of the Company parties to the Existing Credit Agreement and the Required Lenders.

     SECTION 5.1.2 Representations and Warranties. The representations and warranties made by the Borrowers pursuant to Article III as of the Effective Date shall be true and correct.

     SECTION 5.2. Expiration. If the Effective Date has not occurred on or prior to 10:00 a.m. (New York, New York time) on May 18, 2012, the agreements of the parties contained in this Agreement shall terminate immediately on such date and without further action.

ARTICLE VI
MISCELLANEOUS

     SECTION 6.1. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

     SECTION 6.2. Loan Document Pursuant to Amended Credit Agreement. This Agreement is a Loan Document executed pursuant to the Amended Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

     SECTION 6.3. Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower or any other Loan Party which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.

     SECTION 6.4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

     SECTION 6.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 6.6. Further Assurances. The Borrowers shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the Administrative Agent and the Lenders, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.

     SECTION 6.7. Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable and documented out-of-pocket fees, charges and disbursements of legal counsel for the Administrative Agent, that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.

     SECTION 6.8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 6.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 6.10. Entire Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:

PILGRIM’S PRIDE CORPORATION

By	/s/ Fabio Sandri
Name: Fabio Sandri
Title: CFO

TO-RICOS, LTD.

By	/s/ Fabio Sandri
Name: Fabio Sandri
Title: CFO

TO-RICOS DISTRIBUTION, LTD.

By	/s/ Fabio Sandri
Name: Fabio Sandri
Title: CFO

OTHER LOAN PARTIES:

PILGRIM’S PRIDE CORPORATION OF WEST VIRGINIA, INC.

By	/s/ Fabio Sandri
Name: Fabio Sandri
Title: CFO

ADMINISTRATIVE AGENT:

COBANK, ACB,
as Administrative Agent

By	/s/ James Matzat
Name: James Matzat
Title: Vice President

LENDERS:

COBANK, ACB,
as Lender and as Swingline Lender

By	/s/ James Matzat
Name: James Matzat
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”,
NEW YORK BRANCH,
as Lender

By	/s/ Michelene Donegan
Name: Michelene Donegan
Title: Executive Director

By	/s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

BANK OF MONTREAL,
as Lender

By	/s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

BARCLAYS BANK PLC,
as Lender

By	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By	/s/ Chris Winthrop
Title: Vice President
Name: Chris Winthrop

AGRILAND, FARM CREDIT SERVICES ACA, as Lender

By	/s/ Jake Aragon
Name: Jake Aragon
Title: LCO

ING CAPITAL LLC,
as Lender

By	/s/ Daniel W. Lamprecht
Name: Daniel W. Lamprecht
Title: Managing Director

THE UNITED STATES LIFE INSURANCE COMPANY IN THE
CITY OF NEW YORK,
as Lender

WESTERN NATIONAL LIFE INSURANCE COMPANY, as Lender

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, as
Lender

AMERICAN GENERAL LIFE INSURANCE COMPANY, as Lender
By: AIG Asset Management (U.S.), LLC, as investment adviser

By	/s/ William H. Hasson
Name: William H. Hasson
Title: Managing Director

MERIT LIFE INSURANCE COMPANY,
as Lender

By	/s/ Robert A. Cole
Name: Robert A. Cole
Title: President

METROPOLITAN LIFE INSURANCE COMPANY, as Lender

By	/s/ Barry L. Bogseth
Name: Barry L. Bogseth
Title: Director

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), as
successor by merger to John Hancock Life Insurance Company and to John Hancock Variable Life Insurance Company, as Lender

By	/s/ Dwayne Bertrand
Name: Dwayne Bertrand
Title: Managing Director

JOHN HANCOCK LIFE & HEALTH INSURANCE COMPANY, as
Lender

By	/s/ Dwayne Bertrand
Name: Dwayne Bertrand
Title: Managing Director

TRANSAMERICA LIFE INSURANCE COMPANY, as Lender

By	/s/ Stephen Noonan
Name: Stephen Noonan
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By	/s/ Harry J. Brown
Name: Harry J. Brown
Title: Vice President

BANK OF THE WEST,
as Lender

By	/s/ Michael D. Hogg
Name: Michael D. Hogg
Title: Vice President

BANK OF AMERICA, N.A., as Lender

By	/s/ Kory Clark
Name: Kory Clark
Title: SVP

THE BANK OF NOVA SCOTIA, as Lender

By	/s/ Paula Czach
Name: Paula Czach
Title: Managing Director - Execution Head

SOCIÉTÉ GENERALE, as Lender

By	/s/ Sebastien Ribatto
Name: Sebastien Ribatto
Title: Managing Director

FIFTH THIRD BANK, as Lender

By	/s/ Dwayne Sharp
Name: Dwayne Sharp
Title: Vice President

FARM CREDIT EAST, ACA formerly known as
FIRST PIONEER FARM CREDIT, ACA, as Lender

By	/s/ Thomas W. Cosgrove
Name: Thomas W. Cosgrove
Title: Vice President